ELFUN FUNDS

Supplement Dated May 25, 2004

To Prospectus Dated April 30, 2004

The one, 5 and 10 year average annual total return figures for the LB Aggregate Bond Index and S&P 500 Index disclosed on page 17 of the Prospectus were inadvertently transposed. Accordingly, the one, 5 and 10 year average annual total return information for each of these indices should instead read as follows:

	1 Year	5 Years	10 Years
LB Aggregate Bond Index[2]	4.10%	6.62%	6.95%
S&P 500 Index[2]	28.73%	-0.58%	11.07%